SECURITIES AND EXCHANGE COMMISSION

Washington DC    20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☒  Preliminary Proxy Statement

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Only (as permitted by Rule 14a-6(e)(2))

ٱ  Definitive Proxy Statement

ٱ  Definitive Additional Materials

ٱ  Soliciting Material Under Rule 14a-12.

DORATO RESOURCES INC.

(formerly “Quest Ventures Inc.”)

Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(2)

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(1)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

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Date Filed:

DORATO RESOURCES INC.

#507, 837 West Hastings Street

Vancouver, BC

V6C 3N6

Dear Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Monday, July 17th, 2006, in Vancouver, British Columbia, Canada.  At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement.  The Proxy Statement tells you more about the agenda and procedures for the annual meeting.  It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting.  I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely yours,

/s/  Anton J. Drescher

Anton J. Drescher

President

June ____, 2006

DORATO RESOURCES INC.

#507, 837 West Hastings Street

Vancouver, BC, V6C 3N6

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

Time:

8:00 a.m., Pacific Time

Date:

Monday, July 17th, 2006

Place:

#507, 837 West Hastings Street

Vancouver, BC  Canada

Purpose:

1.

To elect directors for the ensuing year.

2.

To ratify the appointment by the Board of Directors of Amisano Hanson, Chartered Accountants, as the Company’s independent auditors for the current fiscal year.

3.

To approve an ordinary resolution authorizing the issuance of up to 5,500,000 units in the capital stock of the Company, with each unit consisting of one common share and one share purchase warrant to purchase one additional common share, exercisable for a period of two years from the date of issuance of the units, at a price of Cdn.$0.225 per unit and Cdn.$0.30 per share purchase warrant, or such number of units at such prices as is determined by the Board of Directors in compliance with the policies of the TSX Venture Exchange.

4.

To approve an ordinary resolution to authorize the settlement of outstanding debts totalling Cdn.$260,015 by the issuance of an aggregate of 1,155,625 common shares in the capital stock of the Company, at a price of Cdn.$0.225 per share, or such number of shares at such price as is determined by the Board of Directors in compliance with the policies of the TSX Venture Exchange.

5.

To consider, and if thought advisable, to pass with or without variation, a special resolution that the Articles of the Company be amended by subdividing each one issued and outstanding common shares of the Company into three common shares.

6.

To approve an ordinary resolution to ratify, confirm and approve the Company’s 2006 Stock Option Plan, pursuant to which the maximum number of common shares of the Company reserved for issuance under the 2006 Stock Option Plan shall be 10% of the issued and outstanding share capital at the time of granting.

7.

To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on June 12th, 2006 may vote at the annual meeting.

If you are unable to attend the meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Form of Proxy within the time set out in the Notes.  The enclosed Form of Proxy is solicited by management.  If you so desire, you may appoint a representative in lieu of management’s designations by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

IF YOU PLAN TO ATTEND THE MEETING YOU MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

Your vote is important.  Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

June ____, 2006

Anton J. Drescher,

President

Please complete, date and sign the enclosed Proxy and return it promptly in the envelope provided, whether or not you plan to attend the 2006 annual meeting of shareholders of Dorato Resources Inc.  If you attend the meeting, you may vote your shares in person if you wish, even if you previously returned your Proxy.

DORATO RESOURCES INC.

#507, 837 West Hastings Street

Vancouver, BC  V6C 3N6

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2006 annual meeting of shareholders (the “Annual Meeting”) by the Board of Directors of Dorato Resources Inc. (the “Company”, “Dorato”, “we” or “us”) to be held at #507, 837 West Hastings Street, Vancouver, BC, Canada, at 8:00 a.m., Pacific Time, on Monday, July 17th, 2006, and at any adjournments thereof.  This proxy statement and the accompanying Notice of 2006 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about June ____, 2006. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-KSB for the year ended January 31, 2006, a copy of which also accompanies this Proxy Statement.

Who may vote

Only those shareholders as recorded in our stock register at the close of business on June 12th, 2006 (the “Record Date”) may vote at the Annual Meeting.  At the close of business on the Record Date, we had 1,262,562 common shares outstanding and entitled to vote, held by approximately 273 stockholders of record.  Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

How to vote

You may vote in person at the Annual Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the Annual Meeting.

Voting Electronically via the Internet

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

How Proxies work

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for or not vote for the nominees for director named in this Proxy Statement.  You may also vote for or against the proposal to ratify the appointment of Amisano Hanson, Chartered Accountants, as our independent auditors or abstain from voting.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposals described in this Proxy Statement.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting.  At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are our directors and officers and you may strike out the names of the persons whom you do not wish to act on your behalf.  A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting.  A Shareholder desiring to appoint a person to represent him at the Annual Meeting may do so either by inserting such person’s name in the blank space provided and striking out the printed names in the form of proxy or by completing another proxy.  In either case, the proxy must be delivered to the offices of our Transfer Agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC, V6C 3B8 at least 48 hours before the time of the Annual Meeting or adjournment thereof or with the Chairman of the Annual Meeting prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares.  Shares registered in your name are covered by one proxy.  If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions.  If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about June 19th, 2006.

Revoking a Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

In addition to revocation in any other manner permitted by law, a shareholder may revoke a Proxy either by (a) signing a Form of Proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the Form of Proxy is required to be executed as set out in the notes to the Form of Proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the Scrutineer at the Meeting as a shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

The persons named in the accompanying Form of Proxy are our directors.  A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him or her at the Meeting may do so, either by striking out the printed names and inserting the desired person's name in the blank space provided in the Form of Proxy or by completing another proper Form of Proxy and in either case delivering the completed Proxy to our transfer agent, Pacific Corporate Trust Company, of 10th Floor, 625 Howe Street, Vancouver, BC, V6C 3B8, not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or with the Chairman of the Meeting prior to the scheduled commencement of the meeting..

The Form of Proxy must be dated and be signed by the shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Quorum

To conduct the business of the Annual Meeting, we must have a quorum.  This means at least one-third of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

Votes needed

The three nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected.  Approval to ratify the appointment of Amisano Hanson, Chartered Accountants, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  Approval of the debt settlement, private placement and 2006 Stock Option Plan require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast “for” or “against” a proposal are counted.  Abstentions and broker non-votes (or votes withheld” in the election of directors) will not be counted, except for purposes of determining a quorum.  Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders, and our guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting.  Acceptable proof could include an account statement showing that you owned Dorato shares on June 12th, 2006.

The enclosed Form of Proxy is solicited by Management.  We will pay the expenses of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax.  We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

Non-Registered Shareholders

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Annual Meeting.  Most of our shareholders are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  More particularly, a person is a registered shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant.

These securityholder materials are being sent to both registered and non-registered owners of the securities.  If you are a non-registered owner, and we or our agent have sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, we (and not the intermediary holding on your behalf) have assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Should a Non-Registered Holder who receives a request for voting instructions wish to vote at the Annual Meeting in person, the Non-Registered Holder should strike out the names of the management designated proxy holders named in the form and insert the Non-Registered Holder’s name in the blank space provided (executed by the broker).  In either case, Non-Registered Holders should carefully follow the instructions, including when and where the proxy or proxy authorization form is to be delivered.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this Proxy Statement, none of our directors or senior officers, no proposed nominee for election as a director, none of the persons who have been our directors or senior officers since the commencement of our last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

ITEM 1:

ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of three of its current directors for election at the Annual Meeting.  The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated.  If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement.  Set forth below for each nominee is his age and his position, if any, in Dorato.

The information set forth below as to each nominee for director has been furnished to us by the respective nominee.

Name	Age	Position	Period of Service
Anton J. Drescher	49	Director and President	Since 1993
Gerhard Drescher	45	Director	Since 2000
Rowland Perkins	52	Director	Since 2005

Anton (Tony) J. Drescher has served as director since December 1998 and was appointed as President and Chief Executive Officer in December 2004.  During the past 5 years to present, Mr. Drescher has provided administrative and consulting services in his capacity as President and a director of Harbour Pacific Capital Corp. since 1998 and Westpoint Management Consultants Ltd. of Vancouver, British Columbia, Canada since 1978.  Mr. Drescher also currently serves or has served as a director and/or officer of the following TSX listed companies during the last 5 years: Amanta Resources Ltd. (1997 to 2004), International Tower Hill Mines Ltd. (October 1991 - present), USA Video Interactive Corp. (June 1993 - present), Landmark Minerals Inc. (February 2003 - present), Waymar Resources Ltd. (June 2005 - present), ACT Industrial Corporation (April 1994 to February 1998), Cardero Resource Corp. (March 1996 to April 2000) and Consolidated Team Resources Corp. (May 1994 to December 1995).  Mr. Drescher obtained a Diploma in Financial Management from the British Columbia Institute of Technology in June 1974.  He also obtained his Certified Management Accountant's designation in October 1981.

Gerhard (Gary) Jakob Drescher has been a director since July 7, 2000.  From 1989 to present, Mr. Drescher has been the President of Python Technologies of Delta, British Columbia, Canada, an electronics consulting firm.  Mr. Drescher has also served as a director of International Tower Hill Mines Ltd., a TSX listed company, since May 2005 and as a director of Ravencrest Resources Inc., a British Columbia reporting company, since 1995.

Rowland Perkins has been a director since January 2005.  Mr. Perkins is also a director of USA Video Interactive Corp. (January 2005 – present), a director of International Tower Hill Mines Ltd. (1998 – present) and a director of Waymar Resources Ltd. (June 2005 – present), all TSX listed companies.  He has been President and a director of eBackup Inc., of Calgary, Alberta, since 2001.  He was previously The Alberta Regional Manager of Securitinet Storage Solutions from 1999 to 2001, Vice-President of Simul Corp. from 1997 to 1999 and President of Franchise Network from 1994 to 1997.

The Board of Directors has no reason to believe that any nominee will not serve if elected.  If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board.  Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement.  Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

Meetings of the Board of Directors

During the year ended January 31, 2006, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on five occasions.

AUDIT COMMITTEE

Under Multilateral Instrument 52-110 – Audit Committees (“MI 52-110”) a reporting issuer in those jurisdictions that have adopted MI 52-110 is required to provide disclosure with respect to its audit committee including the text of the audit committee’s charter, composition of the committee, and the fees paid to the external auditor.  We are a reporting issuer in British Columbia and Alberta.  MI 52-110 has not been adopted in British Columbia., but it has been adopted in Alberta.  Accordingly, we provide the following disclosure with respect to our audit committee:

The Audit Committee meets with our independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants’ performance; approves fees paid to independent accountants and receives and considers the independent accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during the fiscal year ended January 31, 2006.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by the independent auditors.  Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with our important policies and applicable laws.

Audit Committee Charter

The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which was attached to our 2005 Proxy Statement and is also available by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Composition of the Audit Committee

Our Audit Committee is comprised of Anton J. Drescher, Gerhard Drescher and Rowland Perkins.  Our Chief Financial Officer, Donna Moroney, reports directly to the audit committee.  As defined in MI 52-110, Rowland Perkins is independent.  Because Anton Drescher is the President and CEO and provides services to us through his company Harbour Pacific Capital Corp. and Gerhard Drescher is Anton Drescher’s brother, they are not considered to be “independent” under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.  Also as defined in MI 52-110, all the audit committee members are “financially literate”.  Anton J. Drescher is a Certified Management Accountant.  Gerhard Drescher and Rowland Perkins have the industry experience necessary to understand and analyze financial statements of the level of complexity of our company, as well as the understanding of internal controls and procedures necessary for financial reporting.

Audit Committee Oversight

Since the commencement of our most recently completed fiscal year, our Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of our most recently completed financial year and the effective date of MI 52-110, we have not relied on the exemptions contained in sections 2.4 or 8 of MI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total amount of fees payable to the auditor in the fiscal year in which the non-audit services were provided.

Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of MI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

We have not adopted specific policies and procedures for the engagement of non-audit services. The Audit Committee will review the engagement of non-audit services as required.

Exemption

We are relying on the exemption provided by Part 6.1 of MI 52-110 for Venture Issuers which allows for an exemption from Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of MI 52-110 and allows for the short form of disclosure of audit committee procedures set out in Form 52-110F2 and disclosed in this Proxy Statement.

Other Committees

The Board of Directors currently has no other committees.

Relationship with Our Independent Accountants

The firm of Amisano Hanson, Chartered Accountants has served as our independent auditors since January 1, 1991.  The Board of Directors has recommended Amisano Hanson, Chartered Accountants, to serve as our independent accountants for the fiscal year ending January 31, 2006.

Services performed by Amisano Hanson, Chartered Accountants for the fiscal year ended January 31, 2006 consisted of the examination of our quarterly and audit of annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.  Amisano Hanson, Chartered Accountants, our independent auditors for the fiscal year ended January 31, 2006, are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year January 31, 2006 financial statements with our management and with Amisano Hanson, Chartered Accountants, our independent auditors. In addition, the Audit Committee has discussed with Amisano Hanson, Chartered Accountants, the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented.  The Audit Committee has received the written disclosures and the letter from Amisano Hanson, Chartered Accountants, required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from us and our management.  The Audit Committee has also considered whether Amisano Hanson's provision of non-audit services to us is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and our independent accountants without conducting independent verification of the accuracy of such information and representations.  Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of Dorato's financial statements conducted by our internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended January 31, 2006, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of Amisano Hanson, Chartered Accountants, during the audit of our financial statements for the fiscal year ending January 31, 2006, the Audit Committee recommended to the Board that Amisano Hanson, Chartered Accountants be engaged as our independent auditors for the fiscal year ended January 31, 2006.

Respectfully submitted,

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

Communication with Board of Directors

We do not currently have a process for security holders to send communications to our Board of Directors.  As we are currently inactive, we do not feel it is necessary to have a process in place.  All security holders are encouraged to send communications to the Board of Directors at our corporate office located at #507, 837 West Hastings Street, Vancouver, BC, V6C 3N6.  All correspondence from security holders will be reviewed by the Board of Directors as a whole.

Corporate Governance Disclosure

Board of Directors

The Board facilitates its exercise of independent supervision over management through:

(a)

Strategic Planning.  Our strategic business plan, including capital budgeting, is prepared by Anton J. Drescher, President and CEO of the Company.  The plan is then reviewed and discussed by the Board.

(b)

Periodic review.  The Board meets at scheduled times and on an as needed basis with senior management to discuss the implementation of our strategic plan and any issues in respect thereof, to discuss any material variances from the capital budget, and to give guidance to senior management and otherwise revise the strategic plan and capital budget as required.

(c)

Audit Committee.  The Audit Committee is comprised of three members, one of which is independent, and has direct communication with internal personnel responsible for financial statement preparation and meets independently with our external auditors as required.  The Audit Committee's responsibilities include reviewing financial statements and the integrity of our internal controls and management information systems.  The Audit Committee meets with the Board annually and on an as needed basis to discuss these matters.  Members of the Board are encouraged to bring any matter of concern in respect to the foregoing matters to the Audit Committee.

(d)

Corporate Governance.  The Board as a whole is responsible for establishing and developing corporate governance practices appropriate for the Company.

(e)

Approvals.  In addition to those matters which must, by law, be approved by the Board, approval for any transaction which is outside the ordinary course of business, with a non-arms length party or could be considered to be material to the Company must be approved by the Board.

(f)

Independent members.  Meetings of the Board, independent of management, are encouraged as circumstances require.

The Board is currently comprised of three directors, being Anton J. Drescher, Gerhard Drescher and Rowland Perkins.  Anton J. Drescher is not independent due to the fact that he is a senior officer and provides consulting services to us through his company Harbour Pacific Capital Corp.

For purposes of the foregoing discussion, "independence" is defined as a member who has no direct or indirect relationship which could, in the view of our board of directors, reasonably interfere with the exercise of the member's independent judgment, and expressly includes but is not limited to an individual who has a relationship with us pursuant to which the individual may accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any subsidiary entity other than as remuneration for acting in his or her capacity as a member or as a part-time chair or vice-chair of the board of directors or any board committee.

Directorships

Our directors are presently directors of the following reporting issuers in a Canadian or foreign jurisdiction:

Name	Other Reporting Issuers
Anton J. Drescher	USA Video Interactive Corp. International Tower Hill Mines Ltd. Waymar Resources Ltd. Landmark Minerals Inc.
Gerhard Drescher	International Tower Hill Mines Ltd. Ravencrest Resources Inc.
Rowland Perkins	USA Video Interactive Corp. International Tower Hill Mines Ltd. Waymar Resources Ltd.

Orientation and Continuing Education

The Board does not currently have formal procedures or a program for the orientation of new board members, as no new board members are presently contemplated, or for the continuing education of board members.

Ethical Business Conduct

The Board does not currently take any formal steps to encourage and promote a culture of ethics and business conduct.  Board members, however, are expected to maintain the highest standards of integrity and to lead by example.

Nomination of Directors

The Board is not currently taking any steps to identify new candidates for Board nomination, as the current number of directors and the composition of the Board is considered adequate for a corporation of the current size and stage of development of the Company.

Compensation

We do not presently have a Compensation Committee.  The Board of Directors reviews, as needed, compensation to directors and to officers with respect to industry comparables and with regard to the particular circumstances of the Company.

Other Board Committees

The Board has no other committees other than the Audit Committee.

Assessments

The Board as a whole assesses its performance, the performance of Board committees and the contribution of individual directors on an ongoing basis.

We allow any member of the Board to engage an outside advisor at our expense in appropriate circumstances. The engagement of an outside advisor is subject to the approval by the Board as a whole.

VOTING SHARES

Our authorized capital consists of one hundred million (100,000,000) common shares without par value.

As of June ____, 2006, 1,262,562 common shares were issued and outstanding, each one share carrying the right to one vote.  Only those shareholders of record on June 12th, 2006 holding common shares shall be entitled to vote at the forthcoming Annual Meeting or any adjournment thereof in person or by Proxy.

The Notice of Meeting was filed in accordance with National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer with securities administrators where our registered shareholders have their addresses, and given to stock exchanges upon which our securities are listed and clearing agencies.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of June ____, 2006, the number of our outstanding common shares beneficially owned by (i) each person known to us to beneficially own more than 5% of our outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

Name	Common Shares Owned	Percentage of Class
Anton J. Drescher	123,089	9.75%
Ray C. Jones	67,250	5.33%
Rowland Perkins	-0-	N/A
Gerhard J. Drescher	-0-	N/A
All Executive Officers and Directors as a Group (three persons)	190,338	15.08%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)

The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended January 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR AND EXECUTIVE COMPENSATION AND

OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer ("CEO"), and to other persons serving as our executive officers as of January 31, 2006, whose salary and bonus for such year exceeded Cdn.$100,000 (collectively, the “Named Executive Officers”), for the last three completed fiscal years.

Long Term Compensation
	Summary Compensation Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen-sation
		US $	US $	US $	US $	US $	US $	US $
Drescher, Anton J. CEO, President & Director	2006 2005 2004	-0- -0- -0-	-0- -0- -0-	(1) 28,964 (1) 25,970 (1) 23,878	-0- -0- -0-	--0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Drescher, Gerhard J. Director	2006 2005 2004	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Perkins, Rowland Director	2006-2005	-0- -0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for management services.  The services include financial record keeping, secretarial and receptionist duties.  It also includes bookkeeping fees of US$3,028 for the year ended January 31, 2006 (US$2,818 for 2005; and US$3,478 for 2004).

SECURITIES AUTHORIZED FOR ISSUANCE

UNDER EQUITY COMPENSATION PLANS

The following table sets forth details of all of our equity compensation plans as of June ____, 2006.  Our equity compensation plan consists of our 2001 Stock Option Plan.

Table of Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders	Nil	N/A	2,000,000
Equity Compensation Plans Not Approved By Securityholders	N/A	N/A	N/A
Total	N/A		2,000,000

Long Term Incentive Plan Awards Table

The Company does not have any long term incentive plan awards.

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended January 31, 2006.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Market Price on Date of Grant ($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Drescher, Anton J.	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Drescher, Gerhard	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Perkins, Rowland	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

No stock options were granted to employees and consultants during year ended January 31, 2006.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended January 31, 2006 and stock options held at year end.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values
			Number of Securities Underlying Unexercised Options / SARs at Fiscal year End (#)	Value of Unexercised In-the-Money Options / SARs at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realised ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Drescher, Anton J.	-0-	-0-	0 / 0	N/A	/ $0
Drescher, Gerhard J.	-0-	-0-	0 / 0	N/A	/ $0
Perkins, Rowland	-0-	-0-	0 / 0	N/A	/ $0

(1)

On January 31, 2006, the average of the high and low bid prices of the common shares on the NEX was Cdn.$0.18.

Compensation of Directors

For our most recently completed fiscal year ended January 31, 2006:

(a)

no compensation of any kind was accrued, owing or paid to any of our directors for acting in their capacity as such;

(b)

no arrangements of any kind existed with respect to the payment of compensation of any kind to any of our directors for acting in their capacity as such;

(c)

no compensation of any kind was accrued, owing or paid to any of our directors for services rendered to us as consultants or experts, other than as set forth herein; and

(a)

no arrangements of any kind existed with respect to the payment of compensation of any kind to any of our directors for services rendered, or proposed to be rendered, to us as consultants or experts.

Employment Contracts

We do not have an employment contract with the Named Executive Officers.  We have no obligation to provide any compensation to any Named Executive Officer in the event of his resignation, retirement or termination, or a change in control, or a change in any Named Executive Officers' responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

Compensation Committee Interlocks and Insider Participation

We do not have a compensation committee.  Decisions concerning the compensation of our executive officers are made by the Board of Directors.  All members of the Board during fiscal 2005 (Anton J. Drescher, Gerhard Drescher and Rowland Perkins) participated in the Board’s deliberations concerning executive officer compensation during the fiscal year ended January 31, 2006.

Board of Directors Report on Executive Compensation

The Board of Directors determines the compensation of our executive officers.

BOARD OF DIRECTORS: Report on Executive Compensation

We do not have a formal compensation committee.  We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board.  We are unable to state when we will be able to establish a formal compensation committee.  Pending establishment of the committee, the entire Board of Directors will continue to be responsible for our executive compensation policy.  The three current members of the Board are our senior executive officers.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel.  In order to do so, we offer a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition.  Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executive.  Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of our executive officers with those of our shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers.  Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.  All options granted to executive officers have an exercise price at least equal to the market price of our common shares at the time of the grant.  During the fiscal year ended January 31, 2006, we did not grant stock options to any of our Directors or Executive Officers and employees.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to our executive officers in excess of US$1.0 million.  Cash compensation paid to the Chief Executive Officer or any other executive officer during the year ended January 31, 2006 was well below US$1.0 million.  Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m).  Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

The Board of Directors as of the fiscal year end of January 31, 2006 consisted of:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

Certain Relationships and Related Transactions

In the year ended January 31, 2006, we paid consulting fees of US$28,964 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, for management services.  The services include bookkeeping and financial record keeping, secretarial and receptionist duties.

Indebtedness of Directors and Senior Officers

None of our directors or officers, or any subsidiary thereof (if any), or any associates or affiliates of any of them, is or has been indebted to us at any time during our last three (3) completed financial years, in connection with the purchase of our securities, or any subsidiary thereof (if any), or otherwise.  There has been no indebtedness the subject of a guarantee, support agreement, letter of credit or other arrangement provided by us or any subsidiary thereof.

Interest of Informed Persons in Material Transactions

To the knowledge of our management, except as described herein and below, no director or executive officer, no director or officer of a body corporation that is itself an informed person of our company, no person who beneficially owns, directly or indirectly, common shares carrying more than 10% of the voting rights attached to all of our outstanding common shares and no associate or affiliate of the foregoing has any material interest, direct or indirect, in any transaction since the beginning of our last completed financial year or in any proposed transaction which, in either case, has materially affected or would materially affect us or any of our subsidiaries., save and except for the transactions referred to under the headings "Executive Compensation" or otherwise disclosed herein and in the notes to our January 31, 2006 audited financial statements included in our Form 10-KSB which accompany this Proxy Statement.

ITEM 2:

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The firm of Amisano Hanson, Chartered Accountants, has been appointed by the Board of Directors to serve as our independent auditors for the fiscal year ended January 31, 2006.

During our fiscal year ended January 31, 2006, and the period subsequent to such date and prior to engaging Amisano Hanson, Chartered Accountants, we have not consulted Amisano Hanson, Chartered Accountants, with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements; or any disagreements with Amisano Hanson (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Representatives of Amisano Hanson, Chartered Accountants, are not expected to be present at the security holders’ meeting,

Audit Fees

The following table presents fees for the professional audit services rendered by Amisano Hanson, Chartered Accountants, for the audit of our annual financial statements for the years ended January 31, 2006 and 2005 and fees billed for other services rendered by Amisano Hanson, Chartered Accountants, during those periods.

Year ended January 31	2006 Cdn.$	2005 Cdn.$
Audit fees	$8,864	$4,950
Audit-related fees (1)	$ 0	$ 0
Tax fees (2)	$ 0	$ 0
All other fees (3)	$ 4,344	$4,179
Total	$12,620	$9,129

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of our financial statements. The category includes fees related to the performance of audits and attest services not required by statute or regulation, audits of our benefit plans, due diligence related to acquisitions, agreed-upon procedures, and accounting consultations regarding the application of generally accepted accounting principals to proposed transactions.

(2)

Tax fees consist of the aggregate fees billed for professional service rendered by Amisano Hanson, Chartered Accountants, for tax compliance, tax advice, and tax planning (domestic and international).

(3)

Other fees consist primarily of the aggregate fees billed for professional services rendered by Amisano Hanson, Chartered Accountants, related to a business continuity engagement.

The Audit Committee reviews all audit and non-audit related fees at least annually.  The Audit Committee pre-approved all audit and non-audit related services in the year ended January 31, 2006. The Audit Committee had concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Amisano Hanson, Chartered Accountants.

Financial Information Systems Design and Implementation Fees

Amisano Hanson, Chartered Accountants, did not provide any professional services to us with respect to financial information systems design and implementation for the year ended January 31, 2006.

All Other Fees

Amisano Hanson, Chartered Accountants, was not paid any other fees for services rendered to us not previously set forth herein during the year ended January 31, 2006.

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Amisano Hanson, Chartered Accountants, as our auditors for the fiscal year ending January 31, 2007.

The Board of Directors unanimously recommends a vote FOR the ratification of Amisano Hanson, Chartered Accountants, as our independent auditors for the current fiscal year.

ITEM 3

PRIVATE PLACEMENT

We are proposing to carry out a private placement of up to 5,500,000 units in our capital stock of the Company at a price of Cdn.$0.225 per unit.  Each unit shall consist of one common share and one share purchase warrant (the "Warrant"), exercisable for a period of two years from the date of issuance, exercisable at a price of Cdn.$0.30 per share.  The pricing of the units and share purchase warrants are subject to the policies of the TSX Venture Exchange.  Accordingly, the number of units and the purchase price, as well as the exercise price of the warrants, may be adjusted in order to comply with the policies of the TSX Venture Exchange.

The purpose of the private placement is to provide sufficient funding to allow us to seek out a new asset or business in order to become an active issuer.  The private placement proceeds received by us will be used for due diligence, to investigate and review new business opportunities for acquisition, for administrative and other expenses associated with a reactivation and for general working capital.

Based on the current issued and outstanding share capital of 1,262,562 common shares, our issued share capital will increase by 435%.  However, it is not expected that a change of control will result upon completion of this private placement.  Directors and officers may purchase units.

The terms of the proposed private placement are subject to regulatory approval.

Accordingly, the shareholders will be asked to approve an ordinary resolution, with or without variation, authorizing the issuance of up to 5,500,000 units in the capital stock of the Company, with each unit consisting of one common share and one share purchase warrant to purchase one additional common share, exercisable for a period of two years from the date of issuance of the units, at a price of Cdn.$0.225 per unit and Cdn.$0.30 per share purchase warrant, or such number of units at such prices as is determined by the Board of Directors in compliance with the policies of the TSX Venture Exchange.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the approval of the proposed private placement.

The Board of Directors unanimously recommends a vote FOR the proposed private placement.

ITEM 4

SHARES FOR DEBT SETTLEMENT

We are proposing to settle outstanding debts totaling Cdn.$260,015 by the issuance of 1,155,625 common shares in our capital stock, at a price of Cdn.$0.225 per share.  The pricing of the common shares is subject to the policies of the TSX Venture Exchange.  Accordingly, the number of common shares and the deemed price may be adjusted in order to comply with the policies of the TSX Venture Exchange.

Anton J. Drescher, our CEO and President, will receive 1,122,132 common shares in settlement of his outstanding debt in the sum of Cdn.$252,479 as part of this proposed shares for debt settlement.  There is one other creditor receiving 33,493 common shares in settlement of debt totaling Cdn.$7,536, which creditor is an arm’s length party.

At the present time Anton J. Drescher holds 123,089 common shares, which represents 9.75% of our current issued share capital of 1,262,562 common shares.  Upon completion of the shares for debt settlement, Mr. Drescher will hold 1,245,221 common shares, which would represent 51.50% of the issued share capital of 2,418,187 common shares.

As a result of the debt settlement, if approved, and if the proposed private placement does not complete, Anton J. Drescher, President of the Company, will have effective voting control of the Company and accordingly, the transaction may be considered a change of control.

If, however, we are able to consummate, subject to shareholder and regulatory approval, the proposed private placement of 5,500,000 units and assuming exercise of the share purchase warrants, Mr. Drescher’s shareholdings would represent 9.28% of the issued share capital of 13,418,187 common shares; thus, a change of control with respect to the proposed debt settlement would not result.

The terms of the proposed shares for debt settlement are subject to regulatory approval.

Accordingly, the shareholders will be asked to approve an ordinary resolution, with or without variation, authorizing the issuance of up to 1,155,625 common shares at a price of Cdn.$0.225 per share to settle outstanding debts totalling Cdn.$260,015, or such number of shares at such prices as is determined by the Board of Directors in compliance with the policies of the TSX Venture Exchange.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the approval of the proposed shares for debt settlement.

The Board of Directors unanimously recommends a vote FOR the proposed shares for debt settlement.  .

ITEM 5

SHARE SUBDIVISION

The Board of Directors of the Company is proposing for consideration by shareholders, a special resolution pursuant to which the Articles of the Company would be amended to subdivide the issued and outstanding common shares on the basis of three post-subdivision common shares for each one pre-subdivision common share issued and outstanding.  This will be done by issuing two additional common shares for each issued and outstanding common share on the Subdivision Record Date (as hereinafter defined).

The purpose of the special resolution is to increase the number of common shares of the Company available for trading, with a view to improving the liquidity of the Company’s common shares on the NEX, a division of the TSX Venture Exchange.

The proposed special resolution (the "Special Resolution") to be voted upon at the Meeting is as follows:

BE IT RESOLVED as a Special Resolution of shareholders of Dorato Resources Inc. (the "Company") that:

1.

The Articles of the Company be and are hereby amended to subdivide and change the issued and outstanding common shares of the Company by issuing an additional two common shares for each one common share issued and outstanding;

2.

The directors of the Company are authorized to revoke this special resolution before it is acted upon without further approval of the shareholders; and

3.

Any one officer or director of the Company be and is hereby authorized and instructed to execute all such instruments and carry out all such acts as are necessary to give effect to the foregoing.

Income Tax Matters

The Company believes that, under existing Canadian income tax law and taking into account all published proposals for its amendment, the proposed subdivision of common shares and amendment to the Articles of the Company to reflect such recapitalization by increasing the number of common shares issued and outstanding by 200% will not result in taxable income or in any gain or loss to the holders of common shares.  In computing any gain on the disposition of the common shares, holders of common shares will be required to proportionately reduce the cost of each common share to reflect the increase in the number of common shares held.  Shareholders, particularly non-residents of Canada, should consult their own tax advisors to consider the consequences to them of the proposed subdivision.

Vote Required for the Special Resolution

Adoption of the Special Resolution by the shareholders will require the affirmative vote of the majority of the votes cast on the Special Resolution by holders of common shares at the Meeting.  The Special Resolution proposes that the directors may revoke the Special Resolution before it is acted upon without further approval of the shareholders.

Record Date for Subdivision

Pursuant to the rules of the TSX Venture Exchange, a record date for the subdivision (the "Subdivision Record Date") has been fixed at the close of business on August 17, 2006 or such other date as may be approved by the Board of Directors and publicly announced by the Company.  Pursuant to the TSX rules, the common shares will commence trading on a subdivided basis at the opening of business on the second trading day preceding the Subdivision Record Date; namely August 15, 2006.

Delivery of Share Certificates

Share certificates for the additional common shares to be issued on subdivision will be forwarded by prepaid mail to each shareholder of the Company within seven (7) days of the Subdivision Record Date at the address of such shareholder as it appears on the register of shareholders on that date.

Shareholders who hold their common shares in street form should ensure they are registered as shareholders prior to the record date if they wish to receive the new certificates directly.

The amendment proposed by the special resolution will not affect the shareholders’ equity or interest in the Company or cause any change in the Company’s capital or surplus accounts.

The Board of Directors unanimously recommends a vote FOR the proposed share subdivision.  .

ITEM 6

2006 STOCK OPTION PLAN

Our Board of Directors wish to adopt a new stock option plan (the “2006 Stock Option Plan”), subject to acceptance by our shareholders.

The purpose of the 2006 Stock Option Plan is to allow us to grant options to our directors, officers, employees and service providers, as additional compensation, and as an opportunity to participate in our profitability.  The granting of such options is intended to align the interests of such persons with our interests.

The number of shares reserved for issuance under the 2006 Stock Option Plan shall be 10% of our issued share capital as at the date of granting.  We do not presently have any outstanding stock options.

If the 2006 Stock Option Plan is not adopted, options will be granted and amended from time to time, subject to shareholder approval as required.

Our Board of Directors may grant options pursuant to the 2006 Stock Option Plan prior to the annual general meeting, on the basis that such options will not be exercisable unless and until the 2006 Stock Option Plan has been approved by the shareholders.

A copy of the proposed 2006 Stock Option Plan is attached hereto as Appendix “A”.

Accordingly, our shareholders will be asked at the Meeting to pass an ordinary resolution, the text of which will be in substantially the form as follows:

"RESOLVED, as an ordinary resolution, that:

1.

the 2006 Stock Option Plan as presented at the annual general meeting, be and is hereby approved;

2.

the Company be and is hereby authorized to grant stock options pursuant to and subject to the terms and conditions of the 2006 Stock Option Plan entitling the option holders to purchase common shares of the Company;

3.

the maximum number of common shares of the Company reserved for issuance under the 2006 Stock Option Plan shall be 10% of the issued and outstanding share capital at the time of granting;

4.

the Board of Directors or any committee created pursuant to the 2006 Stock Option Plan be and is hereby authorized to make such amendments to the 2006 Stock Option Plan from time to time, as may be required by the applicable regulatory authorities, or may, in its discretion, be considered appropriate by the Board of Directors or committee, in its sole discretion, provided always that such amendments be subject to the approval of all applicable regulatory authorities, if applicable, and in certain cases, in accordance with the terms of the 2006 Stock Option Plan, the approval of the shareholders;

5.

the approval of the 2006 Stock Option Plan by the Board of Directors be ratified, approved and confirmed and any one director of the Company be and is hereby authorized to execute any and all documents as the director deems necessary to give effect to the transactions contemplated in the 2006 Stock Option Plan;

6.

the Company be and is hereby authorized to abandon or terminate all or any part of the adoption of the 2006 Stock Option Plan if the Board of Directors of the Company deem it appropriate and in the best interest of the Company to do so ;and

7.

the Board of Directors be authorized in its sole discretion, to amend, postpone, or abandon the implementation of the foregoing resolutions, including the implementation of the 2006 Stock Option Plan, if, in the Board of Directors' sole opinion, the circumstances so warrant."

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the approval of the proposed 2005 Stock Option Plan.

The Board of Directors unanimously recommends a vote FOR the 2006 Stock Option Plan.

REQUIREMENTS, INCLUDING DEADLINES, FOR

SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS

AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2007 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Anton J. Drescher, Secretary, at the Company’s principal executive offices no later than February 19, 2007 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless we are provided with notice of such proposal no later than May 4, 2007.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.  If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

ADDITIONAL INFORMATION

Additional information relating to our company can be found on SEDAR at www.sedar.com.  Additionally, the SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.  Our financial information is provided in our Form 10-KSB for our most recently completed financial year.  Copies of our Form 10-KSB, as well as additional copies of this Proxy Statement, may be obtained from us upon request at Suite 507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

CERTIFICATION

The undersigned hereby certifies that the contents and the sending of this Proxy Statement to our shareholders have been approved by the Board of Directors. The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

FORM 10-KSB

Our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2006, including the financial statements and a list of exhibits, is enclosed with this Proxy Statement.

We will mail to any shareholder, without charge and upon written request, a copy of any exhibit to the Annual Report.  Requests should be sent to Dorato Resources Inc., Suite 507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6, Attention: Investor Relations.

By Order of the Board of Directors

/s/

Anton J. Drescher

Anton J. Drescher,

President

June ____, 2006

Appendix “A”

DORATO RESOURCES INC.

2006 STOCK OPTION PLAN

1.

PURPOSE  OF  PLAN

The  purpose  of  this 2006 Stock Option Plan (the "Plan") is to assist Dorato Resources Inc. (the "Company") and any parent or subsidiary (together with  the  Company,  the  "Companies") in the continued employment or service of officers,  employees, consultants and directors by offering them a greater stake in  the  Companies' success and a closer identity with the Companies, and to aid in  attracting  individuals whose employment or services would be helpful to the Companies  and  would  contribute  to  their  success.

2.

DEFINITIONS

(a)

"Board"  means  the  board  of  directors  of  the  Company.

(b)

"Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

(c)

"Committee"  means  the  committee  described  in  Paragraph  5, if applicable.

(d)

"Companies" means the Company and any parent or subsidiary, as defined in  Sections  424(e)  and  424(f)  of  the  Code.

(e)

"Date  of  Grant"  means the date on which an Option is granted, or on which  the  exercise  price  of  an  outstanding  Option  is modified.

(f)

"Exercise  Price"  means the price per Share that an Optionee must pay in  order  to  exercise  an  Option.

(g)

"Incentive Stock Option" shall mean an Option granted under the Plan, designated at the time of such grant as an incentive stock option (and qualifying  as  such under Section 422 of the Code) and containing the terms  specified  herein  for  incentive  stock  options.

(h)

"Non-Qualified  Option"  shall  mean an Option granted under the Plan, which  is  designated  at  the  time  of such grant as a non-qualified option,  which  contains  the terms specified herein for non-qualified options,  and  which  fails  to  qualify  as an Incentive Stock Option within  the  meaning  of  Section  422  of  the  Code.

(i)

"Option"  means  any stock option granted under the Plan and described either  in  Paragraph  3(a)  or  3(b).

(j)

"Option  Agreement"  shall  have the meaning set forth in Paragraph 7.

(k)

"Optionee" means a person to whom an Option has been granted under the Plan,  which  Option  has  not  been  exercised and has not expired or terminated.

(l)

"Shares"  means  common  shares,  no  par  value,  of  the  Company.

(m)

"Ten  Percent Shareholder" means a person who on the Date of the Grant owns,  either  directly or within the meaning of the attribution rules contained  in  Section  424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of  his  or  her  employer  corporation or of its parent or subsidiary corporations,  as  defined  respectively in Sections 424(e) and (f) of the  Code.

(n)

"Value"  means  on any given date, the fair market value of the Shares as  determined  by the Board or the Committee, taking into account all information  that  the  Board  or  the  Committee  considers relevant, including  applicable  provisions  of  the  Code  and  rulings  and regulations  thereunder.

3.

RIGHTS  TO  BE  GRANTED

Rights  that  may  be  granted  under  the  Plan  are:

(a)

Incentive  Stock  Options,  that  give  the  Optionee  the right for a specified  time  period to purchase a specified number of Shares at an Exercise  Price  not  less  than  that  specified  in  Paragraph 7(a).

(b)

Non-Qualified  Options,  that  give  the  Optionee  the  right  for  a specified  time  period to purchase a specified number of Shares at an Exercise  Price  not  less  than  that  specified  in  Paragraph 7(a).

4.

STOCK  SUBJECT  TO  PLAN

The maximum aggregate number of Common Shares that may be allotted for issuance under this Stock Option Plan, shall not exceed 10% of the number of issued shares of the Company at the time of granting of options under this Stock Option Plan.

5.

ADMINISTRATION  OF  PLAN

(a)

The  Plan  shall  be administered, and the grant of Options under this Plan  shall  be  approved in advance, by the Board, or if the Board by resolution  so  decides, by a stock option committee (the "Committee") designated  by  the  Board, the members of which shall be appointed by and  serve  on  such  Committee  at  the  pleasure  of  the  Board.

(b)

To  the extent required for transactions under the Plan to qualify for exemptions  available  under  Rule  16b-3  promulgated  under the U.S. Securities  Act  ("Rule  16b-3"),  if  the  Board  shall  delegate its authority to the Committee then each member of the Committee will be a "Non-Employee  Director"  within  the  meaning  of  Rule 16b-3. To the extent required for compensation realized from the exercise of options issued  under  the  Plan to be deductible by the Company or any of the Companies  pursuant to Section 162(m) of the Code, the members of said Committee  will  be  "outside directors" within the meaning of Section 162(m)  of  the  Code.

6.

GRANTING  OF  OPTIONS

(a)

Subject  to  Paragraph  7  hereof, the Company may, from time to time, designate:  the  officers,  employees, consultants and/or directors of any  of  the  Companies  to whom Options may be granted; the number of Shares covered by an Option; the relevant Exercise Price of an Option; the  vesting  provisions  of  an  Option;  and  the term of an Option.

(c)

An  Incentive  Stock  Option  shall  not  be  granted to a Ten Percent Shareholder  except  on  such  terms concerning the Exercise Price and period of exercise as are provided in Paragraph 7 with respect to such a  person.

(d)

Any  Option granted under the Plan shall be subject to the requirement that,  if  at any time counsel to the Company shall determine that the listing,  registration  or qualification of the Shares subject to such Option upon any securities exchange or other self-regulatory entity or under  any  law  or  regulation of any jurisdiction, or the consent or approval of any securities exchange or other self-regulatory entity or any  governmental  or regulatory body, is necessary as a condition of, or  in  connection  with,  the grant or exercise of such option or the issuance  or  purchase  of  Shares  hereunder,  such option may not be accepted  or  exercised  in  whole  or  in  part  unless such listing, registration,  qualification,  consent  or  approval  shall  have been effected  or  obtained  on conditions acceptable to the Board. Nothing herein  shall  be  deemed  to  require  the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

(e)

So  long  as  the  Shares  are traded on the TSX Venture Exchange ("TSX"),  all  options  granted  under the Plan shall comply with the policies  of  the  TSX,  including,  but  not limited to, the maximum number of Shares issuable under Options that may be granted to any one person  and  any restrictions from trading Shares issued upon exercise of  Options.

(f)

The  exercise  price  of  any  Option will not be reduced without TSX approval  and,  in  addition,  if  the  Optionee  is an insider of the Company,  disinterested  shareholder approval will be required for any such  reduction  in  the  exercise  price.  "Disinterested shareholder approval" means approval by a majority of the shareholders who vote on the  resolution,  provided  that  the  insiders of the Company who are Optionees  under  the  Plan  and their associates may not vote on that resolution.  An  "insider"  is  any executive officer, director or Ten Percent Shareholder of the Company. An "associate" of any person is: a partner  of  that person; a trust or estate in which that person has a substantial  beneficial  interest  or in which that person serves as a trustee  or executor; a company of which that person beneficially owns or  controls,  directly or indirectly, voting securities carrying more than  10%  of  the voting rights; the spouse (including a "common law" spouse) or child of that person if that person is an individual; and a relative  of  that  person  or  that  person's spouse if that relative resides  in  the  same  home  as  that  person.  Holders of non-voting securities,  if any, of the Company shall have full voting rights on a resolution  requiring  disinterested  shareholder  approval under this subsection.

(g)

For  Options  granted  to employees, consultants or management company employees,  the  Company  hereby  represents  to  the  TSX  that such Optionee  is  a  bona  fide employee, consultant or management company employee,  as  the  case may be, of at least one of the Companies. The terms "employee," "consultant" and "management company employee" shall have  the  meanings  set  out  in  TSX  Policy  4.4.

7.

OPTION  AGREEMENTS  AND  TERMS

Each Option shall be granted within ten (10) years of the date on which the Plan  is  adopted  by  the  Board  or  the  date  the  Plan  is  approved by the shareholders  of  the  Company,  whichever  is  earlier.  Each  Option  shall be evidenced by an option agreement that shall be executed on behalf of the Company and  by  the  respective  Optionee  ("Option  Agreement"),  in  such  form  not inconsistent  with  the Plan as the Board or the Committee may from time to time determine,  provided that the substance of this Paragraph 7 be included therein. The  terms  of  each  Option  Agreement  shall be consistent with the following:

(a)

Exercise  Price.  In  the case of a Non-Qualified Option, the Exercise Price  per  Share  shall not be less than eighty-five percent (85%) of the  Value  of  such  Share  on  the  Date of Grant. In the case of an Incentive Stock Option, the Exercise Price per share shall not be less than one hundred percent (100%) of the Value of such Share on the Date of  Grant;  provided  that with respect to any Incentive Stock Options granted  to  a  Ten  Percent Shareholder, the Exercise Price per Share shall  not be less than one hundred ten percent (110%) of the Value of such  Share  on  the  Date of Grant; provided, that for so long as the Shares are traded on the TSX Venture Exchange, no Option shall be granted  having  an  exercise  price  that  is  less  than the minimum exercise  price permitted under the rules of such exchange at the time of  grant.

(b)

Restriction  on  Transferability. No Option granted hereunder shall be pledged,  hypothecated,  charged,  transferred,  assigned or otherwise encumbered  or  disposed of by the Optionee, whether voluntarily or by operation  of  law,  otherwise than by will or the laws of descent and distribution,  and  any  attempt to do so will cause such Option to be null and void. During the lifetime of the Optionee, an Option shall be exercisable  only by him. Upon the death of an Optionee, the person to whom  the  rights  shall have passed by will or by the laws of descent and  distribution  may  exercise  any  Option  in  accordance with the provisions  of  Paragraph  7(e).

(c)

Payment.  Full  payment  for  Shares purchased upon the exercise of an Option shall be made in cash or by wire transfer (at the option of the Optionee),  certified  check,  cashier's  check,  personal  check  or "cashless  exercise"  (i.e., the Company's retention of that number of Shares  acquired  by  the  Optionee on exercise, which, at the time of exercise, has an aggregate fair market value equal to the payment owed by  the  Optionee  to the Company under this Paragraph 7(c)). Upon the exercise of an Option, the Company shall have the right to require the Optionee  to  remit  to  the  Company,  in  cash  or by wire transfer, certified  check,  cashier's  check  or  personal  check,  an  amount sufficient  to  satisfy  all U.S. federal, state and local withholding tax  requirements  prior  to  the  delivery  by  the  Company  of  any certificate  for  Shares.

(d)

Issuance  of  Certificates.  Upon  payment  of  the  Exercise Price, a certificate  for  the  number  of  Shares  shall  be delivered to such Optionee  by  the Company. If listed on a national securities exchange or  the  TSX  Venture  Exchange,  or  quoted  on the NASDAQ Stock Market, the Company shall not be obligated to deliver any certificates for  Shares  until  (A)(i) such Shares have been listed (or authorized for  listing  upon  official  notice  of  issuance) on each securities exchange  upon  which the outstanding Shares at the time are listed or (ii)  if the outstanding Shares are quoted on the NASDAQ Stock Market, such Shares have been approved for quotation thereon and (B) there has been  compliance with such laws or regulations as the Company may deem applicable.  The  Companies shall use commercially reasonable efforts to effect  such  listing  or  reporting  and  compliance  as  promptly as practical.

(e)

Periods  of  Exercise  of  Options.  An Option shall be exercisable in whole  or  in  part  for  such  time  as  may  be stated in the Option Agreement,  provided  that:

(i)

no Option shall be granted having a term  in  excess  of  five years or such other period as provided under  the  rules  of  the TSX Venture Exchange  at  the  time  of  grant.

(ii)

Incentive  Stock  Options  shall be subject to the limitation set forth  in  Paragraph  8;

(iii)

if  an Optionee ceases to be employed by, or ceases to serve as an  officer or director of, at least one of the Companies for any reason other than death, disability or termination for cause, any Option or unexercised portion thereof shall not be exercisable by such  Optionee  after  three  months  from  the date the Optionee ceases  to  be  employed  by, or ceases to serve as an officer or director  of,  at  least  one  of  the  Companies;

(iv)

if an Optionee ceases to be employed by, or ceases to serve as an officer  or  director of, at least one of the Companies, and such employment  or  service  was  terminated for cause, any Option or unexercised  portion  thereof  shall  terminate  forthwith;

(v)

if an Optionee ceases to be employed by, or ceases to serve as an officer  or  director  of,  at  least one of the Companies due to disability,  any  Option or unexercised portion thereof shall not be  exercisable by such Optionee after three months from the date the Optionee  ceases  to  be  employed  by,  or ceases to serve as an officer,  consultant  or  director  of,  at  least  one  of  the Companies;  and

(vi)

if an Optionee ceases to be employed by, or ceases to serve as an officer,  consultant or director of, one or more of the Companies due to death, any Option or unexercised portion thereof shall not be  exercisable  after  one year from the date of death; provided that in such event, the person to whom the rights of the Optionee shall  have  passed  by  will  or  by  the  laws  of  descent and distribution  may  exercise  any of the decedent's Options to the extent  determined  by the Company in its discretion, even if the date  of exercise is within any time period before or after which such  Option  would  not  be  exercisable  under  the  Plan.

(vii)

Notwithstanding anything to the contrary in this Section 7, for so  long as the Shares are traded on the TSX Venture Exchange, any Option granted to  an Optionee engaged in providing investor relations services, as  defined  in  TSX Policy 1.1, to one or more of the Companies shall  not  be  exercisable  after  (a) 90 days from the date the Optionee  ceases  to be employed by at least one of the Companies by  reason of disability, (b) one year from the date the Optionee ceases  to be employed by at least one of the Companies by reason of death, and (c) 30 days from the date the Optionee ceases to be employed  by,  or  to  provide investor relations services to, at least  one  of the Companies for any reason other than disability or  death.

(f)

Date  of Exercise. The date of exercise of an Option shall be the date on which written notice of exercise is hand delivered or telecopied to the Company, attention: Secretary; provided that the Company shall not be  obliged  to  deliver  any  certificates for Shares pursuant to the exercise  of an Option until the Optionee shall have made full payment for  such Shares in accordance with Paragraph 7(c). Each such exercise shall  be  irrevocable  when given. Each notice of exercise must state whether  the  Optionee  is  exercising  an Incentive Stock Option or a Non-Qualified  Option and must include a statement of preference as to the  manner  in which payment to the Company shall be made (cash, wire transfer,  certified  check,  cashier's  check  or  personal  check). Moreover, if required by the Board or Committee by notification to the Optionee  at  the  time  of  granting  of  the  option,  it shall be a condition  of  such  exercise  that  the Optionee represent that he is purchasing  the  Shares  in  respect  of  which  the  Option  is being exercised  for  investment  only  and  not  with  a  view to resale or distribution.

(g)

Termination  of Status. For the purposes of the Plan, a transfer of an employee,  officer, consultant or director between two companies, each of  which is a company considered to be either a parent of the Company within  the  meaning  of Section 424(e) of the Code or a subsidiary of the  Company  within  the meaning of Section 424(f) of the Code, shall not  be  deemed  a  termination  of  employment  or  of  service as an employee,  officer,  consultant  or  director.

(h)

No Relation between Incentive Stock Options and Non-Qualified Options. The  grant, exercise, termination or expiration of any Incentive Stock Option  granted  to  an  Optionee  shall  have  no  effect  upon  any Non-Qualified  Option  held  by  such  Optionee,  nor shall the grant, exercise,  termination  or  expiration  of  any  Non-Qualified  Option granted to an Optionee have any effect upon any Incentive Stock Option held  by  such  Optionee.

8.

LIMITATION  ON  EXERCISE  OF  INCENTIVE  STOCK  OPTIONS

The aggregate fair market value (determined as of the Date of Grant) of the Shares  with  respect  to  which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan (and any other plan  of his employer corporation and its parent and subsidiary corporations, as defined  respectively  in Sections 424(e) and (f) of the Code), shall not exceed One  Hundred  Thousand Dollars in U.S. funds (US $100,000).  Accordingly, to the extent that the aggregate fair market value (determined as of the Date of Grant) of  the Shares with respect to which Incentive Stock Options (determined without reference to this Paragraph 8) are exercisable for the first time by an Optionee during  any  calendar  year  under this Plan (and any other plan of his employer corporation  and its parent and subsidiary corporations, as defined respectively in  Sections 424(e) and (f) of the Code) exceeds One Hundred Thousand Dollars in U.S.  funds  (US $100,000), such Options will be treated as Nonqualified Options (i.e.,  options  which  fail  to  qualify  as incentive stock options within the meaning  of  Section  422  of the Code) in accordance with Section 422(d) of the Code.

9.

RIGHTS  AS  A  SHAREHOLDER

The  Optionee  (or  his personal representatives or legatees) shall have no rights  whatsoever  as  a  shareholder  in  respect of any Shares covered by his option until the date of issuance of a share certificate to him (or his personal representatives  or  legatees) for such Shares.  Without in any way limiting the generality  of the foregoing, no adjustment shall be made for dividends or other rights  for which the record date is prior to the date such share certificate is issued.

10.

CHANGES  IN  CAPITALIZATION

In  the  event  of  a  stock  dividend,  stock  split,  recapitalization, combination,  subdivision,  issuance  of  rights  to  all stockholders, or other similar  corporate  change,  the  Company  shall  make  such  adjustment  in the aggregate  number of Shares that may be issued under the Plan, and the number of Shares  subject  to, and the Exercise Price of, each then-outstanding Option, as it,  in  its  sole  and  absolute  discretion,  deems  appropriate.

11.

MERGERS, DISPOSITIONS AND CERTAIN OTHER TRANSACTIONS

If  during  the  term  of  any  Option, the Company shall be merged into or consolidated  with  or  otherwise  combined  with  another  person or entity, or substantially all of the property or stock of the Company is acquired by another person or entity, or there is a divisive reorganization, spin-off or liquidation or partial liquidation of the Company ("Reorganization"), the Company may choose to  take  no action with regard to the Options outstanding or to take any of the following  courses  of  action:

(a)

The  Company  may  provide  in  any agreement with respect to any such Reorganization  that the surviving, new or acquiring corporation shall grant  options  to the Optionees to acquire shares in such corporation with  respect  to  which  the  excess  of the fair market value of the shares  of  such corporation subject to such options immediately after the  consummation  of  such Reorganization over the aggregate exercise price  of  such  options  shall  not be greater than the excess of the aggregate value of the Shares over the aggregate Exercise Price of the Options  immediately prior to the consummation of such Reorganization; and  that  the  grant  of  such options after the consummation of such Reorganization  would  not  give the Optionees any additional benefits that  the  Optionees  did  not  have  before  the consummation of such Reorganization;  or

(b)

If  the Board shall determine that such action is reasonable under the circumstances,  it may give each Optionee the right, immediately prior to the consummation of such Reorganization, to exercise his Options in whole  or  in  part, without regard to any restrictions on the time of exercise  otherwise imposed pursuant to Paragraph 7(e) of the Plan, or the  Board  may  take  such  other  action as it shall determine to be reasonable  under  the  circumstances  in order to permit Optionees to realize  the  value  of  rights  granted  to  them  under  the  Plan.

12.

PLAN  NOT  TO  AFFECT  EMPLOYMENT

Neither  the  Plan  nor any Option granted thereunder shall confer upon any employee,  officer,  consultant or director of any of the Companies any right to continue  in  the  employment  or  service  of  any  of  the  Companies.

13.

INTERPRETATION

The  Board  or the Committee shall have the power to interpret the Plan and to  adopt,  amend  and  rescind  rules  for  putting  the  Plan  into effect and administering  it.  The  administration,  interpretation,  construction  and application  of  the  Plan  and  any provisions thereof made by the Board or the Committee  shall  be final and binding on all Optionees and on any other persons eligible  under the provisions of the Plan to participate therein.  No member of the  Board  or  Committee  shall  be  liable  for  any  action  taken or for any determination  made  in  good  faith  in  connection  with  the  administration, interpretation,  construction  or  application of the Plan.  It is intended that the  Incentive Stock Options shall constitute incentive stock options within the meaning  of  Section  422  of  the  Code,  that  the Non-Qualified Options shall constitute  property  subject to U.S. Federal income tax at exercise pursuant to the  provisions  of  Section 83 of the Code, and that the Plan shall qualify for the  exemption  available under Rule 16b-3.  The provisions of the Plan shall be interpreted  and  applied  insofar  as  possible  to  carry  out  such  intent.

14.

AMENDMENT  OR  DISCONTINUANCE  OF  THE  PLAN

The  Board  may,  subject  to regulatory approval, amend or discontinue the Plan  at  any time, provided, however, that no such amendment may materially and adversely  affect  any option rights previously granted to an Optionee under the Plan  without  the written consent of the Optionee or other person then entitled to  exercise  such  Option,  except  to  the  extent  required  by law or by the regulations,  rules,  by-laws  or  policies of any regulatory authority or stock exchange.  However,  any  amendment  of  this  Plan  that  would (a) increase or decrease  the  number  of  Shares that may be issued pursuant to Options granted under  this  Plan  or  (b)  modify  the  requirements  as  to  eligibility  for participation  in  this  Plan,  shall  be  effective  only  if such amendment is approved by the shareholders of the Company within twelve months before or after the  date  on  which such amendment is adopted by the Board and, if required, is also approved by any securities and stock exchange regulatory authorities having jurisdiction  over  the  Shares.

15.

SECURITIES  LAWS

The  Company shall have the power to make each grant under the Plan subject to  such conditions as it deems necessary or appropriate to comply with the then existing rules and regulations of the Securities and Exchange Commission and the applicable  laws  and  regulations  of  any  other  jurisdiction.

16.

EFFECTIVE  DATE  AND  TERM  OF  PLAN

The  Plan  shall  become  effective  on the date the Plan is adopted by the Board, and, unless sooner terminated by the Board, shall expire on the date that is  ten  years  after  the date on which the Plan is adopted by the Board or the date  the  Plan  is approved by the Company's shareholders, whichever is earlier ("Expiration  Date").  No Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders within  twelve months before or after the date the Plan is adopted by the Board, and  no  Option  may  be  granted  under the Plan following the Expiration Date.

17.

GOVERNING  LAW

The  Plan  and  all  matters  to  which  reference  is made herein shall be governed  by  and  interpreted  in accordance with the laws of Wyoming, provided that,  notwithstanding such choice of law, the federal laws of the United States shall  be  applicable herein to the extent specified or to the extent compliance with  such  laws  is  mandatory.

By order of the Board of Directors of Dorato Resources Inc.

DORATO RESOURCES INC.

PROXY

2006 Annual Meeting of Shareholders

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Dorato Resources Inc. (the "Company"), hereby constitutes and appoints Anton J. Drescher and Gerhard J. Drescher and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2006 Annual Meeting of the Shareholders of the Company, to be held at 8:00 a.m. on Monday, July 17th, 2006, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)

ELECTION OF DIRECTORS:

VOTE FOR ALL NOMINEES LISTED BELOW

WITHHOLD AUTHORITY

Nominees:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

Exceptions

(2)

RATIFICATION OF APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS INDEPENDENT AUDITORS.

FOR

AGAINST

ABSTAIN

(3)

AUTHORIZATION OF THE ISSUANCE OF UP TO 5,500,000 UNITS, WITH EACH UNTI CONSISTING OF ONE COMMON SHARE AND ONE SHARE PURCHASE WARRANT, EXERCISABLE FOR A PERIOD OF TWO YEARS FROM THE DATE OF ISSUANCE, OR SUCH NUMBER OF UNITS AT SUCH PRICES AS IS DETERMINED BY THE BOARD OF DIRECTORS IN COMPLIANCE WITH THE POLICIES OF THE TSX VENTURE EXCHANGE.

FOR

AGAINST

(4)

AUTHORIZATION TO SETTLE OUTSTANDING DEBT IN THE SUM OF CDN.$260,015 BY THE ISSUANCE OF AN AGGREGATE OF 1,155,625 COMMON SHARES, OR SUCH NUMBER OF SHARES AT SUCH PRICE AS IS DETERMINED BY THE BOARD OF DIRECTORS IN COMPLIANCE WITH THE POLICIES OF THE TSX VENTURE EXCHANGE.

FOR

AGAINST

(5)

TO AMEND THE ARTICLES OF THE COMPANY BY SUBDIVIDING EACH ONE ISSUED AND OUTSTANDING COMMON SHARE OF THE COMPANY INTO THREE COMMON SHARES.

FOR

AGAINST

(6)

TO APPROVE THE 2006 STOCK OPTION PLAN

FOR

AGAINST

When properly executed, this Proxy will be voted in the manner specified by the Shareholder.  Unless you specify otherwise, this Proxy will be voted “FOR” the election of all of the nominees as directors and “FOR” Items 2, 3, 4 and 5.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy.  Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated June ____, 2006.

Dated:  __________________, 2006.

Number of Shares

____________________________________

Print Name of Shareholder

____________________________________

Signature of Shareholder

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE:  This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC, Canada, V6C 3B8.

DORATO RESOURCES INC.

(the "Company")

REQUEST FOR ANNUAL AND INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 51-102 the Company will only be required to send annual financial statements and interim financial statements, and the related Management Discussion and Analysis (“MD&A”), to those shareholders that request such information.  Shareholders may request to receive a copy of the annual financial statements and MD&A, the interim financial statements and MD&A or both.  If you wish to receive such mailings, then please complete and return this form to:

Dorato Resources Inc.

#507, 837 West Hastings Street

Vancouver, British Columbia, Canada V6C 3N6

The undersigned shareholder hereby elects to receive:

��

Interim Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request and/or

��

Annual Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request.

Please note that a request form will be mailed each year and shareholders must return such form each year to receive the documents indicated above.

I confirm that I am a:

��

Registered shareholder OR

��

Beneficial shareholder of the Company

Name (Please Print)

Address

(include postal code)

Signature

Date

To use electronic methods for communication with our shareholders, we request that you provide us with your email address. Please insert your e-mail address and initial and date below to indicate your consent to receive information by e-mail instead of in paper form.

I HEREBY CONSENT to receipt of information by e-mail as the following address:

E-mail address

ISIN/CUSIP NO.: 258127109